                                                                      EXHIBIT 21

                   GENERAL INSTRUMENT CORPORATION SUBSIDIARIES


Access Control Center, Inc.
Incorporated:  Delaware

Charger Industries
Incorporated:  California

DBS Services, Inc.
Incorporated:  California

Ensambladora de Matamoros, S.A. de C.V.
Incorporated:  Mexico

Fuba Communications Systems GmbH
Incorporated:  Germany

General Instrument (Argentina) S.A.
Incorporated:  Argentina

General Instrument (Australia) Pty Ltd
Incorporated:  Australia

General Instrument Authorization Services, Inc.
Incorporated:  Delaware

General Instrument (Brasil) Ltda.
Incorporated:  Brazil

General Instrument (Canada) Inc.
Incorporated:  Canada

General Instrument Corporation (Chile) Limitada
Incorporated:  Chile

General Instrument China Holdings, Inc.
Incorporated:  Delaware

General Instrument Equity Corporation
Incorporated:  Delaware

General Instrument (Europe) Ltd.
Incorporated:  England

General Instrument (France) SAS
Incorporated:  France

General Instrument HDTV Corporation
Incorporated:  Delaware

General Instrument Holdings (Taiwan), Inc.
Incorporated:  Delaware

General Instrument (Hong Kong) Limited
Incorporated:  Hong Kong

General Instrument (India), Inc.
Incorporated:  Delaware

General Instrument International, Inc.
Incorporated:  Delaware

General Instrument (Japan) Ltd.
Incorporated:  Japan

General Instrument (Mauritius), Inc.
Incorporated:  Delaware

General Instrument (Mexico), S.A. de C.V.
Incorporated:  Mexico

General Instrument of Taiwan, Ltd.
Incorporated:  Taiwan

General Instrument Packet Systems, Inc.
Incorporated:  Delaware

General Instrument Purchasing Corp.
Incorporated:  Delaware

General Instrument Services, Inc.
Incorporated:  Delaware

General Instrument (Singapore) Pte. Ltd.
Incorporated:  Singapore

GI India Pvt. Ltd.
Incorporated:  India

GI Mauritius Holdings, Ltd.
Incorporated:  Mauritius

Jerrold DC Radio, Inc.
Incorporated:  Delaware

Magnitude Compression Systems, Inc.
Incorporated:  California

Next Level Communications
Incorporated:  California

NextLevel Systems (Puerto Rico), Inc.
Incorporated:  Delaware

The NextLevel Systems Foundation
Incorporated:  Illinois